UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: December 22, 2000




                                  NOVAMED, INC.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


         O-26927                                             77-0443643
         -------                                             ----------
 (Commission File Number)                                  (IRS Employer
                                                       Identification Number)


                                     NEVADA
                            ------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                             623 Hoover Street, N.E.
                          Minneapolis, Minnesota 55413
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (612) 378 1437
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

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On December 18, 2000, the Company received the resignation of Dr. Aydin Dogan, a member of the board of directors and the Company's vice-president. Further, the Company accepted the resignations of Dr. Howard Bellin and Dr. Franz Schain from the board of directors on December 20, 2000. Mr. Ruairidh Campbell remains as the Company's sole director and president.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2000

                                            NovaMed, Inc.



                                           By:/s/  Ruairidh Campbell
                                              -------------------------------
                                              Ruairidh Campbell, President